UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2020

BorrowMoney.com, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-208854	65-0981503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bayshore Drive
Fort Lauderdale, Florida 33304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1 (212) 265-2525

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

The Board of Directors of BorrowMoney.com, Inc. (“BorrowMoney.com” or “Company”), (OTC: BWMY), in consultation with its counsel, its former independent auditor L&L CPAS, P.A., and its new auditor Richard Moran CPA, P.A., conducted a routine periodic review of the Company’s Form 10-K for the year ending August 31, 2020. In response to comments raised in connection with such a review, on January 21, 2021, management of the Company with the subsequence concurrence of its Audit Committee has determined that an incomplete version of the audited financials was filed in the most recent 10-K for the year ending in August 31, 2020 and that the audited financials in the 10K for the year ending August 31, 2020 may no longer be relied upon. Furthermore, it was determined that Richard Moran CPA, P.A. was not PCAOB compliant and even if the audited financials had been complete, they still would not be able to be relied upon. Management reached such conclusions following consultation with its former auditor, L&L CPAS, P.A. and current auditor, Richard Moran CPA, P.A., for the following reasons. On November 30, 2020 an NT-10K was filed advising the SEC of the Company’s inability to timely file its 10-K for year ending August 31, 2020 because due to a change in auditors, the audited financials would take additional time to generate. However, subsequently, the Company accidentally filed a draft of its 10-K with an incomplete version of its audited financials completed by Richard Moran CPA, P.A. for the year ending August 31, 2020.

The Company expects to file the applicable restated financial statements as soon as practicable. The Company’s Audit Committee is currently attempting to engage a new auditor who is PCAOB compliant. Management and the Audit Committee are evaluating the impact of the restatements of the previously filed financial statements on its assessments of the effectiveness of its internal controls over financial reporting as of the applicable periods and such assessment will be included in the amendments to the foregoing filings.

A copy of this Form 8-K was provided to the Company’s former auditor, L&L CPAS, P.A., and the Company’s current auditor, Richard Moran CPA, P.A., prior to its filing with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

BORROWMONEY.COM, INC.

Date: January 27, 2021	By:	/s/ Aldo Piscitello
Aldo Piscitello
President